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                                                                 Commercial Note
[NORWEST BANKS LOGO]
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Name                                                            Date

  Transcrypt International, Inc.                                  01-09-1997
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Choose one of the following
/ / On the earlier of demand or                       ; or /X/ on 05-31-1997; or
                               ----------------------
/ /          days after Date, the resulting choice being the "Due Date," which
    --------
also means the date, if any, on which this note is accelerated.
For value received, the undersigned (if more than one, jointly, and severally) promise(s) to pay to the order of

Norwest Bank Nebraska, National Association                        (the "Bank")
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1919 Douglas Street
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Omaha, NE 68102
---------------------------------------------------------  or at any other place designated at any time by the holder of this Note, in lawful money of the
United States of America, the principal sum of Three Million and 00/100
                                              ----------------------------------
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Dollars ($ 3,000,000.00), or as much as has been disbursed and remains
        ----------------
outstanding on this Note at the Due Date, as is shown by the Bank's records, together with interest (calculated on the basis of actual days elapsed in a year of 360 days) on the unpaid principal of this Note from the Date until
        ---
this Note is fully paid, at the following rate:
/ / an annual rate of             % (the "Note Rate").
                      ------------
/X/ an annual rate equal to 0.00% in excess of the Base Rate, each change in the
                            ----
    interest rate to become effective on the day the corresponding change in the Base Rate becomes effective (the "Note Rate").
/ / an annual rate equal to          % in excess of the Base Rate, with an
                            ---------
    initial rate to be tied to the Base Rate in effect on the date this Note is signed and the rate for each month thereafter to be tied to the Base Rate in effect on the last day of the immediately preceding month (the "Note Rate").
/ / an annual rate                                            (the "Note Rate").
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"Base Rate" means the rate of interest established by
             Norwest Bank Nebraska, N.A. National Money Market Rate
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from time to time as its "base" or "Prime" rate.
                                    -----
If this / / is checked, the Note Rate shall never be less than       % and shall
                                                               ------
never be greater than       %.
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After the Due Date, the unpaid principal and interest on this Note shall bear
interest until paid at the rate of       % per annum in excess of the Note Rate
                                  ------
in effect on the Due Date except that, if the Bank is located in Minnesota and the original principal amount of this Note is less than $100,000.00, or the Bank is located in North Dakota, this Note shall bear the same interest rate after its Due Date as was in effect on the Due Date. The interest rate on this Note shall never exceed the maximum rate permitted by law.

/ / Interest shall be payable on the Due Date.
/X/ Interest shall be payable Monthly, commencing 02-15-1997 and on the same day
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    of each succeeding month, and on the Due Date.
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If this / / is checked, if any payment required by this Note is not paid
within    days after the payment is due, Borrower will make an additional
      ----
payment to the Bank of (Choose one) / / $                   ; or / /         %
                                         ------------------         ---------
of the amount of the late payment (the "Late Fee").

The undersigned may, at any time, prepay this Note, in whole or from time to time in part: (Choose one)
/X/ without premium or penalty, upon written or telephonic notice to the Bank;
    or,
/ / provided that, upon prepayment, the Bank will be entitled to receive a
    prepayment penalty equal to       % of the principal amount to be prepaid.
                                ------

If this / / is checked, in addition, the undersigned shall pay to the Bank a nonrefundable: (Mark the applicable fee type(s))
/ / commitment fee of (Choose one) / / $                / /        % of the
                                        ---------------     -------
    Note Amount
/ / facility fee of (Choose one) / / $                  / /        % of the
                                      -----------------     -------
    Note Amount
/ / documentation fee of (Choose one) / / $                 / /        % of the
                                           ----------------     -------
    Note Amount
/ / application and loan processing fee of (Choose one) / / $
                                                             ------------------
    / /       % of the Note Amount
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"Note Amount" means the principal amount of this Note, at the time this Note is signed.

(Check if applicable)

/X/ The undersigned may borrow, prepay and reborrow under this Note until the Due Date within the limits of this Note and subject to the terms and conditions in any other agreement between the undersigned and the Bank.

/X/ Any advances made under this Note shall be at the sole discretion of the Bank and the Bank is not obliged to make any advance.

THE REVERSE SIDE OF THIS NOTE CONTAINS IMPORTANT, ADDITIONAL PROVISIONS, ALL OF WHICH ARE MADE A PART HEREOF.

The proceeds of this loan will be used for business or agricultural purposes only.



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Name                                            By:
     Transcrypt International, Inc.                /s/ John T. Connor
                                                   -----------------------------
------------------------------------------         John T. Connor,
Street address                                     Chief Executive Officer
                                                --------------------------------
     4800 NW 1st Street                         By:
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City, State and Zip                             --------------------------------

     Lincoln, NE 68521                          --------------------------------
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                                                --------------------------------

This Note shall be in default if:

        1. payment is not paid when due;
        2. any other debt owed by the undersigned to the Bank is not paid when due;
        3. a garnishment, summons or writ of attachment is issued against or served on the Bank or any financial institution for the attachment of any property of the undersigned in the Bank's or any other financial institution's possession, or any indebtedness owing to the undersigned;
        4. any statement made to the Bank or information provided to the Bank proves to be false in any material respect; or,
        5. the holder of this Note at any time, in good faith, believes that the undersigned will not be able to pay this Note when it is due.

        If this Note is in default, the holder may, in its sole option, declare this Note to be immediately due and payable, at which time this Note will be immediately due and payable together with all unpaid interest accrued on this Note and Late Fees, if any, without further notice or demand. If this Note is payable on demand, nothing in the preceding sentence shall preclude or limit the holder of this Note from demanding payment of this Note at any time and for any reason. This Note shall become automatically due and payable (including all unpaid interest accrued and Late Fees) without notice or demand should the undersigned die (an individual) or should a petition be filed by or against the undersigned under the United States Bankruptcy Code.

MISCELLANEOUS: The undersigned and each endorser and guarantor, if any, agrees:
        1. "Bank," as used in this Note means the Bank and any subsequent holder of this Note.
        2. Unless prohibited by applicable law, if this Note is not paid when due, the undersigned will pay all costs of collection, including, without limitation, reasonable attorney's fees and legal expenses, incurred by the holder of this Note.
        3.  Each provision whose box is checked is a part of this Note.
        4. No single or partial exercise of the Bank of any right or remedy shall preclude any other future exercise of such right or remedy or the exercise of any other right or remedy.
        5. This Note shall be governed by the substantive laws of the state named as part of the Bank's address above.

WAIVER: If this Note is signed by any party who is not receiving any of the proceeds of the loan evidenced by it, each such party and any other party liable for payment of the debt evidenced by this Note waives demand, presentment, notice of dishonor and protest of this Note, as such terms are defined in the Uniform Commercial Code.

In addition, each such party consents to:
        1. any extension or postponement of time of this Note's payment without limit as to the number or duration of any such extension or postponement;
        2. any substitution, exchange or release of all or part of the collateral securing this Note; and
        3. the release or discharge of, or suspension of any rights and remedies against, any person who may be liable for payment of the debt evidenced by this Note.

        If the Bank delays the exercise of any right or remedy it has, it can exercise such right or remedy later. If the Bank grants a waiver or indulgence of any default, the waiver or indulgence must be in writing and the writing must be signed by the Bank. If the Bank grants a waiver, it is for that occasion only. Acceptance by the Bank of any Late Fee shall not constitute a waiver by the Bank of any past or future default by the undersigned or of any right or remedy the Bank has.

ARBITRATION: The Bank and the undersigned agree to submit to binding arbitration all claims, disputes and controversies (whether in tort, contract or otherwise, except "core proceeding" under the U.S. Bankruptcy Code) arising between themselves and their respective employees, officers, directors, attorneys and other agents, which relate in any way without limitation to this note, including but not limited to, the negotiation, collateralization, administration, repayment, modification, default, termination and enforcement of the loan or credit evidenced by this Note.

        Arbitration will be governed by the Federal Arbitration Act (if in Colorado, shall be governed by Colorado law) and proceed in the city and state named as part of the Bank's address or other mutually agreed upon location in accordance with the American Arbitration Association's commercial arbitration rules (the "AAA Rules"). Arbitration will be conducted before a single neutral arbitrator selected in accordance with AAA Rules and who shall be an attorney who has practiced commercial law for at least ten (10) years. The arbitrator will determine whether an issue is arbitratable and will give effect to applicable statutes of limitation.

        Judgment upon the arbitrator's award may be entered in any court having jurisdiction. The arbitrator has the discretion to decide, upon documents only or with a hearing, any pre-hearing motion similar to motions to dismiss for failure to state a claim or motions for summary judgment. Discovery will be governed by the Rules of Civil Procedure for the state in which the Bank is located. Discovery must be completed at least twenty (20) days before the hearing date and within one hundred eighty (180) days of the commencement of arbitration. Each request for an extension and all other discover disputes will be determined by the arbitrator upon a showing that the request is essential for the party's presentation and that no alternative means for obtaining information are available during the initial discovery period.

        The parties' agreement to arbitrate does not limit the right of either party to (a) foreclosure against real or personal property collateral;
        (b) exercise self-help remedies such as setoff or repossession; or (c) obtain provisional remedies such as replevin, injunctive relieve, attachment or the appointment of a receiver during the pendency or before or after any arbitration proceeding. These exceptions do not constitute a waiver of the right or obligation of either party to submit any dispute to arbitration, including those arising from the exercise of these remedies. The arbitrator will award costs and expenses in accordance with the provisions of this Note.